Rule 424(b)(3)
File No. 03386746

EXHIBIT A

AMERICAN DEPOSITARY SHARES
(Each American Depositary Share
represents ten deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR COMMON VOTING SHARES, PAR
VALUE NS1.00,OF CEMENTOS LIMA
S.A.(INCORPORATED UNDER THE LAWS
OF PERU)

The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that
___________________
________________________________
_______, or registered assigns
IS THE OWNER OF
________________________________
____

AMERICAN DEPOSITARY SHARES

representing deposited common
voting shares, par value
NS1.00(herein called Shares), of
CEMENTOS LIMA S.A., a company
incorporated under the laws of
Peru (herein called the
Company).  At the date hereof,
each American Depositary Share
represents one Share deposited
or subject to deposit under the
deposit agreement at the Lima,
Peru, office of Banco Wiese Ltd.
(herein called the Custodian).
The Depositarys Corporate Trust
Office is located at a different
address than its principal
executive office.  Its Corporate
Trust Office is located at 101
Barclay Street, New York, N.Y.
10286, and its principal execu-
tive office is located at 48
Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286

1.	THE DEPOSIT AGREEMENT.
This American Depositary Receipt
is one of an issue (herein
called Receipts), all issued and
to be issued upon the terms and
conditions set forth in the
deposit agreement, dated as of
December 13, 1994 (herein called
the Deposit Agreement), by and
among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder, each
of whom by accepting a Receipt
agrees to become a party thereto
and become bound by all the
terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and holders
of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash
from time to time received in
respect of such Shares and held
thereunder (such Shares, securi-
ties, property, and cash are
herein called Deposited Securi-
ties).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

The statements made on the face
and reverse of this Receipt are
summaries of certain provisions
of the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in the
Deposit Agreement and not
defined herein shall have the
meanings set forth in the
Deposit Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
Upon surrender of this Receipt
at the Corporate Trust Office of
the Depositary, and upon payment
of the fee of the Depositary
provided in this Receipt, and
subject to the terms and
conditions of the Deposit
Agreement, the Owner hereof is
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities may be
made by the delivery of (a)
certificates in the name of the
Owner hereof or as ordered by
him or the delivery of
certificates properly endorsed
or accompanied by a proper
instrument or instruments of
transfer and (b) any other
securities, property and cash to
which such Owner is then
entitled in respect of this
Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of
the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery at
the Corporate Trust Office of
the Depositary shall be at the
risk and expense of the Owner
hereof.

3.	TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate
Trust Office by the Owner hereof
in person or by a duly
authorized attorney, without
unreasonable delay, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by a proper
instrument or instruments of
transfer and funds sufficient to
pay any applicable transfer
taxes and the fees and expenses
of the Depositary and upon com-
pliance with such regulations,
if any, as the Depositary may
establish for such purpose.
This Receipt may be split into
other such Receipts, or may be
combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or
Receipts surrendered.  As a
condition precedent to the
execution and delivery, regis-
tration of transfer, splitup,
combination, or surrender of any
Receipt or withdrawal of any
Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of Shares or
the presentor of the Receipt of
a sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge or fee with respect to
the Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
the Deposit Agreement or this
Receipt, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
any regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
paragraph (22) hereof.

The delivery of Receipts against
deposits of Shares generally or
against deposits of particular
Shares may be suspended, or the
transfer of Receipts in
particular instances may be re-
fused, or the registration of
transfer of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the Depositary
or the Company or the Foreign
Registrar, if applicable, are
closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement or this
Receipt, or for any other
reason, subject to paragraph
(22) hereof.  Notwithstanding
any other provision of the
Deposit Agreement or the
Receipts, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary
delays caused by closing the
transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting
at a shareholders meeting or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
under the provisions of the
Securities Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR TAXES.
If any tax or other governmental
charge shall become payable with
respect to any Receipt or any
Deposited Securities represented
hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to
the Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt until
such payment is made, and may
withhold any dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the Deposited
Securities represented by the
American Depositary Shares
evidenced by this Receipt, and
may apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner hereof shall remain liable
for any deficiency.

5.	WARRANTIES OF DEPOSITORS.
Every person depositing Shares
hereunder and under the Deposit
Agreement shall be deemed
thereby to represent and warrant
that such Shares and each
certificate therefor are validly
issued, fully paid, and not
subject to any claim in respect
of preemptive rights of the
holders of outstanding Shares
and that the person making such
deposit is duly authorized to do
so.  Every such person shall
also be deemed to represent that
the deposit of Shares or sale of
Receipts evidencing American
Depositary Shares representing
such Shares by that person is
not restricted under the
Securities Act of 1933.  Such
representations and warranties
shall survive the deposit of
such Shares and issuance of
Receipts.

6.	FILING PROOFS, CERTIFICATES,
AND OTHER INFORMATION.
Any person presenting Shares for
deposit or any Owner of a
Receipt may be required from
time to time to file with the
Depositary or the Custodian such
proof of citizenship or resi-
dence, exchange control
approval, proof of the identity
of any person legally or
beneficially interested in the
Receipt and the nature of such
interest or such information
relating to the registration on
the books of the Company or the
Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and warranties,
as the Depositary or the Company
may deem necessary or proper.
The Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution of any dividend or
sale or distribution of rights
or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  Upon the
request of the Company, the
Depositary shall provide the
Company with copies of all such
certificates and such written
representations and warranties
provided to the Depositary under
this Article 6 and Section 3.01
of the Deposit Agreement.  Each
Owner agrees to provide any
information requested by the
Company or the Depositary
pursuant to this paragraph.  No
Share shall be accepted for
deposit unless accompanied by
evidence, if any is required by
the Depositary, that is
reasonably  satisfactory to the
Depositary that all conditions
to such deposit have been
satisfied by the person depos-
iting such Shares under Peruvian
laws and regulations and any
necessary approval has been
granted by any governmental body
in Peru, if any, which is then
performing the function of the
regulation of currency exchange.

7.	CHARGES OF DEPOSITARY.
The Company agrees to pay the
fees and reasonable expenses of
the Depositary and those of any
Registrar only in accordance
with agreements in writing
entered into between the
Depositary and the Company from
time to time.  The Depositary
shall present its statement for
such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole
account of the Depositary.

The following charges shall be
incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or
to whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock
dividend or stock split declared
by the Company or an exchange of
stock regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement), whichever
applicable (1) a fee not in
excess of U.S.$5.00 or less per
100 American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to Section
2.03 of the Deposit Agreement,
the execution and delivery of
Receipts pursuant to Section
4.03 of the Deposit Agreement,
transfers pursuant to Section
2.04 of the Deposit Agreement,
the surrender of Receipts
pursuant to Section 2.05 of the
Deposit Agreement,  (2) taxes
and other governmental charges,
(3) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally on
the Share register of the Com-
pany or Foreign Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or
withdrawals hereunder, (4) such
cable, telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement, (5) such
expenses as are incurred by the
Depositary in the conversion of
foreign currency pursuant to
Section 4.05 of the Deposit
Agreement, (6) a fee not in ex-
cess of U.S.$.02 or less per
American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
the Deposit Agreement including,
but not limited to Sections 4.01
through 4.04 thereof.

The Depositary, subject to
Paragraph (8) hereof, may own
and deal in any class of
securities of the Company and
its affiliates and in Receipts.

8.	PRERELEASE OF RECEIPTS.
Unless requested in writing by
the Company to cease doing so,
notwithstanding Section 2.03 of
the Deposit Agreement, the
Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.02 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation of
Receipts which have been
PreReleased, whether or not such
cancellation is prior to the
termination of such PreRelease
or the Depositary knows that
such Receipt has been
PreReleased.  The Depositary may
receive Receipts in lieu of
Shares in satisfaction of a
PreRelease.  Each PreRelease
will be (a) preceded or
accompanied by a written
representation and agreement
from the person to whom Receipts
are to be delivered (the
PreReleasee) that the
PreReleasee, or its customer,
(i) owns the Shares or Receipts
to be remitted, as the case may
be, (ii) assigns all beneficial
right, title and interest in
such Shares or Receipts, as the
case may be, to the Depositary
in its capacity as such and for
the benefit of the Owners, and
(iii) will not take any action
with respect to such Shares or
Receipts, as the case may be,
that is inconsistent with the
transfer of beneficial ownership
(including, without the consent
of the Depositary, disposing of
such Shares or Receipts, as the
case may be, other than in
satisfaction of such
PreRelease), (b) at all times
fully collateralized with cash,
U.S. government securities or
such other collateral as the
Depositary determines, in good
faith, will provide
substantially similar liquidity
and security, (c) terminable by
the Depositary on not more than
five (5) business days notice
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of Shares not deposited by
represented by American
Depositary Shares which are
outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent
(30%) of the Shares deposited
under the Deposit Agreement
provided, however, that the
Depositary reserves the right to
change or disregard such limit
from time to time as it deems
reasonably appropriate, and may,
with the prior written consent
of the Company, change such
limit for purposes of general
application.  The Depositary
will also set Dollar limits with
respect to PreRelease
transactions to be entered into
hereunder with any particular
PreReleasee on a casebycase
basis as the Depositary deems
appropriate.  For purposes of
enabling the Depositary to
fulfill its obligations to the
Owners under the Deposit
Agreement, the collateral
referred to in clause (b) above
shall be held by the Depositary
as security for the performance
of the PreReleasees obligations
to the Depositary in connection
with a PreRelease transaction,
including the PreReleasees
obligation to deliver Shares or
Receipts upon termination of a
PreRelease transaction (and
shall not, for the avoidance of
doubt, constitute Deposited
Securities hereunder).


The Depositary may retain for
its own account any compensation
received by it in connection
with the foregoing.

9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive
holder and Owner of this Receipt
by accepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by a
proper instrument or instruments
of transfer, is transferable by
delivery with the same effect as
in the case of a negotiable
instrument, provided, however,
that the Company and the
Depositary, notwithstanding any
notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute Owner hereof for
the purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes and neither the
Depositary nor the Company shall
have any obligation or be
subject to any liability under
the Deposit Agreement to any
holder of a Receipt unless such
holder is the Owner thereof.

10.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory of the Depositary
provided, however, that such
signature of the Depositary may
be a facsimile if a Registrar
shall have been appointed and
this Receipt is countersigned by
the manual signature of a duly
authorized officer of the
Registrar.

11.	REPORTS INSPECTION OF
TRANSFER BOOKS.
The Company currently furnishes
the Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be available
for inspection and copying by
holders and Owners at the public
reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington,
D.C. 20549.  Pursuant to such
Rule, certain of such reports
and documents will be translated
into or summarized in English.

The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary or
the Custodian or the nominee of
either as the holder of the
Deposited Securities and (b)
made generally available to the
holders of such Deposited
Securities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.  Any such
reports and communications,
including any such proxy
soliciting material, furnished
to the Depositary by the Company
shall be translated into English
to the extent, if any, such
materials are required to be
translated into English pursuant
to any regulations of the
Commission.

The Depositary will keep books
for the registration of Receipts
and transfers of Receipts which
at all reasonable times shall be
open for inspection by the
Owners of Receipts provided that
such inspection shall not be for
the purpose of communicating
with Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

12.	DIVIDENDS AND DISTRIBUTIONS.
Whenever the Depositary receives
any cash dividend or other cash
distribution on any Deposited
Securities, the Depositary will,
if at the time of receipt
thereof any amounts received in
a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis
into United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert such
dividend or distribution into
Dollars and will as promptly as
practicable distribute the
amount thus received (net of the
fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) to the Owners
of Receipts entitled thereto,
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing
such Deposited Securities shall
be reduced accordingly.

Subject to the provisions of
Section 4.11 and 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distri-
bution other than a distribution
described in Sections 4.01, 4.03
or 4.04 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed
to the Owners of Receipts
entitled thereto, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution
provided, however, that if in
the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or
if for any other reason the
Depositary deems such
distribution not to be feasible,
the Depositary may adopt such
method as it may deem equitable
and practicable for the purpose
of effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property thus
received, or any part thereof,
and the net proceeds of any such
sale (net of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement) shall be distributed
by the Depositary to the Owners
of Receipts entitled thereto as
in the case of a distribution
received in cash, provided that
any unsold balance of such secu-
rities or property may be
distributed by the Depositary to
the Owners entitled thereto in
accordance with such equitable
and practicable method as the
Depositary shall have adopted.

If any distribution consists of
a dividend in, or free dis-
tribution of, Shares, the
Depositary may and shall if the
Company shall so request,
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts
evidencing an aggregate number
of American Depositary Shares
representing the amount of
Shares received as such dividend
or free distribution subject to
the terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any
tax or other governmental charge
as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all
in the manner and subject to the
conditions set forth in the
Deposit Agreement.  If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

In the event that the Depositary
determines that any distribution
in property (including Shares
and rights to subscribe
therefor) is subject to any tax
or other governmental charge
which the Depositary is
obligated to withhold, the
Depositary may by public or
private sale dispose of all or a
portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes or charges, and the
Depositary shall distribute the
net proceeds of any such sale
after deduction of such taxes or
charges to the Owners of
Receipts entitled thereto and
the Depositary shall distribute
any unsold balance of such
property in accordance with the
provisions of the Deposit
Agreement.  The Company or its
agent shall remit to appropriate
governmental authorities and
agencies in Peru all amounts, if
any, withheld and owing to such
authorities and agencies by the
Company.  The Depositary or its
agent shall remit to appropriate
governmental authorities and
agencies in the United States
all amounts, if any, withheld
and owing to such authorities
and agencies by the Depositary.

The Depositary shall forward to
the Company or its agent such
information from its records as
the Company may reasonably
request to enable the Company or
its agent to file necessary
reports with governmental
agencies.  The Depositary shall
use reasonable efforts to make
and maintain arrangements
enabling Owners who are citizens
or residents of the United
States to receive any tax
credits or other benefits
(pursuant to treaty or
otherwise) relating to dividend
payments on the American Deposi-
tary Shares.

13.	RIGHTS.
In the event that the Company
shall offer or cause to be
offered to the holders of any
Deposited Securities any rights
to subscribe for additional
Shares or any rights of any
other nature, the Depositary,
after consultation with the
Company, shall have discretion
as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on
behalf of any Owners and making
the net proceeds available in
Dollars to such Owners or, if by
the terms of such rights
offering or, for any other
reason, the Depositary may not
either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse
provided, however, if at the
time of the offering of any
rights the Depositary determines
in its discretion, after
consultation with the Company,
that it is lawful and feasible
to make such rights available to
all Owners or to certain Owners
but not to other Owners, the
Depositary, after consultation
with the Company, may
distribute, to any Owner to whom
it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.
If the Depositary determines in
its discretion, after
consultation with the Company,
that it is not lawful and
feasible to make such rights
available to certain Owners, it
may sell the rights or warrants
or other instruments in
proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of
the fees of the Depositary as
provided in Section 5.09 of the
Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights,
warrants or other instruments,
upon an averaged or other
practical basis without regard
to any distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary shall
not be responsible for any
failure to determine that it may
be lawful or feasible to make
such rights available to Owners
in general or any Owner in
particular.

If an Owner of Receipts requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary Shares
of such Owner hereunder, the
Depositary will make such rights
available to such Owner upon
written notice from the Company
to the Depositary that (a) the
Company has elected in its sole
discretion to permit such rights
to be exercised and (b) such
Owner has executed such
documents as the Company has
determined in its sole discre-
tion are required under
applicable law.  Upon
instruction pursuant to such
warrants or other instruments to
the Depositary from such Owner
to exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal to
the purchase price of the Shares
to be received upon the
exercise of the rights, and upon
payment of the fees of the
Depositary as set forth in such
warrants or other instruments,
the Depositary shall, on behalf
of such Owner, exercise the
rights and purchase the Shares,
and the Company shall cause the
Shares so purchased to be
delivered to the Depositary on
behalf of such Owner.  As agent
for such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver to such Owner Restricted
Receipts.

If registration under the
Securities Act of 1933 of the
securities to which any rights
relate is required in order for
the Company to offer such rights
to Owners and sell the securi-
ties upon the exercise of such
rights, the Depositary will not
offer such rights to the Owners
unless and until such a regis-
tration statement is in effect,
or unless the offering and sale
of such securities to the Owners
of such Receipts are exempt from
registration under the
provisions of such Act.

14.	CONVERSION OF FOREIGN
CURRENCY.
Subject to any restriction
imposed by Peruvian laws, regu-
lations or applicable permits
issued by any governmental body,
whenever the Depositary shall
receive foreign currency, by way
of dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
and if at the time of the
receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis
into Dollars and the resulting
Dollars transferred to the
United States, the Depositary
shall convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign currency
into Dollars, and such Dollars
shall be distributed to the
Owners entitled thereto or, if
the Depositary shall have
distributed any warrants or
other instruments which entitle
the holders thereof to such
Dollars, then to the holders of
such warrants and or instruments
upon surrender thereof for
cancellation in whole or in
part, depending upon the terms
of such warrants or other
instruments.  Such distribution
shall be made in proportion to
the number of American
Depositary Shares representing
Deposited Securities held
respectively by such Owners
entitling them to such Dollars
and may be made upon an averaged
or other practicable basis
without regard to any distinc-
tions among Owners on account of
exchange restrictions, the date
of delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion into
Dollars incurred by the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.

If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application for
approval or license, if any, as
it may deem desirable.

If at any time the Depositary
shall determine that in its
judgment any foreign currency
received by the Depositary is
not convertible on a reasonable
basis into Dollars transferable
to the United States, or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, or if any such
approval or license is not
obtained within a reasonable
period as determined by the
Depositary, the Depositary may
distribute the foreign currency
(or an appropriate document evi-
dencing the right to receive
such foreign currency) received
by the Depositary to, or in its
discretion may hold such foreign
currency uninvested and without
liability for interest thereon
for the respective accounts of,
the Owners entitled to receive
the same.

If any such conversion of
foreign currency, in whole or in
part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the
extent permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by the
Depositary to, or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts of,
the Owners not entitled to re-
ceive Dollars.

15.	FIXING OF RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other De-
posited Securities, the
Depositary shall fix a record
date, after consultation with
the Company if such record date
is different from the record
date applicable to the Deposited
Securities, (a) for the
determination of the Owners of
Receipts who shall be (i)
entitled to receive such
dividend, distribution or rights
or the net proceeds of the sale
thereof or (ii) entitled to give
instructions for the exercise of
voting rights at any such meet-
ing, or (b) on or after which
each American Depositary Share
will represent the changed
number of Shares, subject to the
provisions of the Deposit
Agreement.  The Owners on such
record date shall be entitled as
the case may be, to receive the
amount distributable by the
Depositary with respect to such
dividend or other distribution
or such rights or the net
proceeds or sale thereof in
proportion to the number of
American Depositary Shares held
by them respectively, and to
give voting instructions to
exercise the rights of Owners
hereunder with respect to such
changed number of Shares and to
act in respect of any other such
matter.

16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or
other Deposited Securities, if
requested in writing by the
Company, the Depositary shall,
as soon as practicable thereaf-
ter, mail to the Owners of
Receipts a notice, the form of
which notice shall be subject to
the reasonable discretion of the
Depositary, which shall contain
(a) such information as is con-
tained in such notice of meeting
received by the Depositary from
the Company, (b) a statement
that the Owners of Receipts as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of law and
of the Articles of Association
of the Company and the
provisions of the Deposited
Securities, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares and (c) a statement as to
the manner in which such
instructions may be given,
including, when applicable, an
express indication that
instructions may be given (or,
if applicable, deemed given in
accordance with the second
paragraph of Section 4.07 of the
Deposit Agreement if no
instruction is received) to the
Depositary to give a discretion-
ary proxy to a person designated
by the Company.  Upon the writ-
ten request of an Owner of a
Receipt on such record date, re-
ceived on or before the date
established by the Depositary
for such purpose, the Depositary
shall endeavor insofar as
practicable and permitted under
applicable laws and the
provisions of the Articles of
Association of the Company and
the provisions of the Deposited
Securities to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by such American
Depositary Shares evidenced by
such Receipt in accordance with
any nondiscretionary
instructions set forth in such
request including their
instruction to give a
discretionary proxy to a person
designated by the Company and
the Depositary shall not, and
the Depositary shall ensure that
each Custodian or any of its
nominees shall not, exercise any
voting discretion over any
Deposited Securities.

If after complying with the
procedures set forth in this
Article, the Depositary does not
receive instructions from the
Owner of a Receipt on or before
the date established by the De-
positary for such purpose, the
Depositary shall give a discre-
tionary proxy for the Shares
evidenced by such Receipt to a
person designated by the
Company.

17.	CHANGES AFFECTING DEPOSITED
SECURITIES.
In circumstances where the
provisions of Section 4.03 of
the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, splitup, consolidation,
or any other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so received
in exchange or conversion,
unless additional Receipts are
delivered pursuant to the
following sentence.  In any such
case the Depositary may, after
consultation with the Company,
and shall, if the Company shall
so request, execute and deliver
additional Receipts as in the
case of a dividend in Shares, or
call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such new
Deposited Securities.

18.	LIABILITY OF THE COMPANY AND
DEPOSITARY.
Neither the Depositary nor the
Company nor any of their
directors, employees, agents or
affiliates shall incur any li-
ability to any Owner or holder
of any Receipt, if by reason of
any provision of any present or
future law or regulation of the
United States, Peru, or any
other country, or of any other
governmental or regulatory
authority or stock exchange,
including NASDAQ, or by reason
of any provision, present or
future, of the Articles of
Association of the Company or by
reason of any provision of any
securities issued or distributed
by the Company, or any offering
or distribution thereof, or by
reason of any act of God or war
or other circumstances beyond
its control, the Depositary or
the Company or any of their
directors, employees, agents or
affiliates shall be prevented,
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is provided
shall be done or performed nor
shall the Depositary or the
Company incur any liability to
any Owner or holder of a Receipt
by reason of any nonperformance
or delay, caused as aforesaid,
in the performance of any act or
thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or
performed, or by reason of any
exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms
of a distribution pursuant to
Sections 4.01, 4.02, or 4.03 of
the Deposit Agreement, or an
offering or distribution pursu-
ant to Section 4.04 of the
Deposit Agreement, because of
applicable law or for any other
reason such distribution or
offering may not be made
available to Owners of Receipts,
and the Depositary may not dis-
pose of such distribution or
offering on behalf of such
Owners and make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
any Owner or holder of any
Receipt except that they agree
to perform their obligations
specifically set forth in the
Deposit Agreement without
negligence and to act in good
faith in the performance of such
duties.  The Depositary shall
not be subject to any liability
with respect to the validity or
worth of the Deposited
Securities.  Neither the
Depositary nor the Company shall
be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Security or in respect
of the Receipts, which in its
opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability shall be furnished as
often as may be required, and
the Custodian shall not be under
any obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian
being solely to the Depositary.
Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or holder of a
Receipt, or any other person
believed by it in good faith to
be competent to give such advice
or information including, but
not limited to, any such action
or nonaction based upon any
written notice, request,
direction or other document
believed by it to be genuine and
to have been signed or presented
by the proper party or parties.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner in
which any such vote is cast or
the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable
for any acts or omissions made
by a successor depositary
whether in connection with a
previous act or omission of the
Depositary or in connection with
a matter arising wholly after
the removal or resignation of
the Depositary, provided that in
connection with the issue out of
which such potential liability
arises, the Depositary performed
its obligations without
negligence or bad faith while it
acted as Depositary.  The
Company agrees to indemnify the
Depositary, its directors, em-
ployees, agents and affiliates
and any Custodian against, and
hold each of them harmless from,
any liability or expense (in-
cluding, but not limited to, the
reasonable fees and expenses of
counsel) which may arise out of
acts performed or omitted, in
accordance with the provisions
of the Deposit Agreement and of
the Receipts, as the same may be
amended, modified, or supple-
mented from time to time, (i) by
either the Depositary or any
Custodian or their respective
directors, employees, agents and
affiliates, except for any
liability or expense arising out
of the negligence of any of them
or the failure of any of them to
act in good faith, or (ii) by
the Company or any of its direc-
tors, employees, agents and
affiliates.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit
Agreement.

The Company shall not indemnify
the Depositary or any Custodian
against any liability or expense
arising out of information
relating to the Depositary or
any Custodian, as the case may
be, furnished in writing to the
Company and executed by the
Depositary expressly for the use
in any registration statement,
prospectus or preliminary
prospectus relating to the
Shares evidenced by the American
Depositary Shares.

19.	RESIGNATION AND REMOVAL OF
THE DEPOSITARY APPOINTMENT OF
SUCCESSOR CUSTODIAN.
The Depositary may at any time
resign as Depositary hereunder
by written notice of its
election to do so delivered to
the Company effective upon the
appointment of a successor
depositary and such successor
depositarys acceptance of its
appointment as hereinafter
provided.  The Depositary may at
any time be removed by the
Company by written notice of
such removal effective upon the
appointment of a successor
depositary and such successor
depositarys acceptance of its
appointment as hereinafter pro-
vided.  In case at any time the
Depositary shall resign or be
removed, the Company shall use
its best efforts to appoint a
successor depositary, which
shall be a bank or trust company
having an office in the Borough
of Manhattan, The City of New
York.  Every successor
depositary shall execute and
deliver to its predecessor and
to the Company an instrument in
writing accepting its
appointment hereunder, and
thereupon such successor
depositary, without any further
act or deed, shall become fully
vested with all the rights,
powers, duties and obligations
of its predecessor but such
predecessor, nevertheless, upon
payment of all sums due it and
on the written request of the
Company, shall execute and
deliver an instrument
transferring to such successor
all rights and powers of such
predecessor hereunder, shall
duly assign, transfer and
deliver all right, title and
interest in the Deposited
Securities to such successor,
and shall deliver to such
successor a list of the Owners
of all outstanding Receipts.
Any such successor depositary
shall promptly mail notice of
its appointment to the Owners.
Whenever the Depositary in its
discretion determines that it is
in the best interest of the
Owners of Receipts to do so, it
may appoint a substitute or
additional custodian or
custodians.

20.	AMENDMENT.
The form of Receipts and any
provision of the Deposit
Agreement may at any time and
from time to time be amended by
agreement between the Company
and the Depositary in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fee or charge
(other than taxes and other
governmental charges), or which
shall otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective as
to outstanding Receipts until
the expiration of a thirty days
notice period following notifi-
cation pursuant to Section 7.05
of the Deposit Agreement of any
such amendment to Owners of
outstanding Receipts.  Every
Owner of a Receipt at the time
any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of
the Owner of any Receipt to
surrender such Receipt and
receive therefor the Deposited
Securities represented thereby
except in order to comply with
mandatory provisions of
applicable law.

21.	TERMINATION OF DEPOSIT
AGREEMENT.
The Depositary shall at any time
at the direction of the Company
terminate the Deposit Agreement
by mailing notice of such
termination to the Owners of all
Receipts then outstanding at
least 30 days prior to the date
fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
such termination to the Company
and the Owners of all Receipts
then outstanding if at any time
60 days shall have expired after
the Depositary shall have de-
livered to the Company a written
notice of its election to resign
and a successor depositary shall
not have been appointed and
accepted its appointment as
provided in Section 5.04 of the
Deposit Agreement.  On and after
the date of termination, the
Owner of a Receipt will, upon
(a) surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and (c)
payment of any applicable taxes
or governmental charges, be
entitled to delivery, to him or
as ordered by him, of the amount
of Deposited Securities
represented by the American
Depositary Shares evidenced by
such Receipt.  If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners thereof,
and shall not give any further
notices or perform any further
acts under the Deposit
Agreement, except that the De-
positary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall sell
property and rights as provided
in the Deposit Agreement, and
shall continue to deliver
Deposited Securities, together
with any dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
At any time after the expiration
of one year from the date of
termination, the Depositary may
sell the Deposited Securities
then held under the Deposit
Agreement and may thereafter
hold uninvested the net proceeds
of any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.
After making such sale, the
Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds
and other cash (after deducting,
in each case, the fee of the
Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the
terms and conditions of the
Deposit Agreement, and any ap-
plicable taxes or governmental
charges).  Upon the termination
of the Deposit Agreement, the
Company shall be discharged from
all obligations under the
Deposit Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.  The
obligations of the Depositary
under Section 5.08 of the
Deposit Agreement shall survive
the termination of the Deposit
Agreement.

22.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
Notwithstanding any terms of
this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that it will not
exercise any rights it has under
the Deposit Agreement or the
Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws,
including, but not limited to
Section I A(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time, under
the Securities Act of 1933.

23.	DISCLOSURE OF INTERESTS.
The Company may from time to
time request Owners to provide
information as to the capacity
in which such Owners own or
owned Receipts and regarding the
identity of any other persons
then or previously interested in
such Receipts and the nature of
such interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Company or the
Depositary pursuant to this
Article 23.  The Depositary
agrees to comply with reasonable
written instructions received
from the Company requesting that
the Depositary forward any such
requests to the Owners and to
forward to the Company any such
responses to such requests
received by the Depositary.

The Depositary and the Company
hereby confirm to each other
that, for as long as this
Deposit Agreement is in effect,
they shall furnish to the
Comision Nacional Supervisora de
Empresas y Valores (CONASEV) and
the Bolsa de Valores de Lima
(Lima Stock Exchange) any
information and documents
related to the Receipts and the
Depositarys obligations
hereunder as may be requested by
such authorities from time to
time, whether such information
and documents are requested from
the Depositary or the Company.

(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)

NOTE	The signature to any
endorsement hereon must cor-
respond with the name as written
upon the face of this Receipt in
every particular, without
alteration or enlargement or any
change whatever.

If the endorsement be executed
by an attorney, executor, admin-
istrator, trustee or guardian,
the person executing the
endorsement must give his full
title in such capacity and
proper evidence of authority to
act in such capacity, if not on
file with the Depositary, must
be forwarded with this Receipt.

All endorsements or assignments
of Receipts must be guaranteed
by an eligible guarantor
institution (including, but not
limited to, a New York Stock
Exchange member firm or member
of the Clearing House of the
American Stock Exchange Clearing
Corporation or by a bank or
trust company having an office
or correspondent in The City of
New York) meeting the
requirements of the Depositary,
which requirements will include
membership or participation in
STAMP or such other signature
guarantee program as may be
determined by the Depositary in
addition to, or in substitution
for, STAMP, all in accordance
with the Securities Exchange Act
of 1934, as amended.















 2